This presentation may include forward-looking statements regarding the performance of Alaska Air Group or its subsidiaries. Actual results may differ materially from these projections. Please see our most recent Annual
Report on Form 10-K for additional information concerning factors that could cause results to differ.
June 18,2008
Merrill Lynch Global Transportation Conference

Alaska Air Group Update
• How is Alaska Air Group doing in the current
 industry crisis?
• Why is Alaska better positioned to weather the
 current storm?
• What are we doing to position ourselves for the
 long term?

(in millions)
Industry
(in billions)
Estimated industry losses will rival or exceed 9/11
*First Call mean estimate as of 6/11/08. Does not necessarily reflect the company’s internal forecast.
Merrill Lynch estimate 6/10/08

Q1 adjusted net result
(in millions)
Q1 fuel cost*
(in millions)
* Net of hedging
Rapidly rising fuel is the cause

Source: Bloomberg
Oil as we knew it

Source: Bloomberg
Our world has changed
$100/barrel
increase
or
$1 billion
annual
raw fuel cost
(crude portion)
$1 per barrel
= $10 million of
pretax income

Source: Bloomberg, as of 6/12/08
West Coast refinery margin also increased
75¢/gallon
increase
or
$300 million
annual cost
(unhedged)
1¢/gallon
= $4 million to pretax
net income

Fuel % of revenue
Assumes $135/bbl thru 12/08 with 81¢/gal crack (avg $123.05/bbl unhedged for FY 2008)
Also assumes 2008 revenues same as 2007 for comparison purposes only. Not to be taken as guidance.
Cberry 6-16-08
Fuel is taking a bigger bite out of
revenue than ever before

  Then Now
  (2003) (2008)
*Applies MD-80 fuel burn for MD-80 at maximum stage length to
 Seattle-Newark trip
Assumes 80% load factors and no fuel hedge benefit STackett 6-16-08
 MD-80* 42 196
 MD-80 19 88
Fuel cost per passenger is about
4.5 times the cost in 2003

MimiHoover AHarrison 6-16-08
Actively managing capacity
• Reduced capacity 4.8% for Alaska mainline, 10.6% for
 purchased capacity flying, and 12.5% for Horizon
• Redeployed 5% of Alaska’s and 6% of Horizon’s
 capacity
• Accelerated MD-80 retirement to August 25
• Flying slower -- adding just 2 minutes to Alaska’s
 flights could save almost $6 million annually in fuel

Reduce growth
and redeploy capacity
forecast
forecast
(year-over-year % available seat mile (ASM) growth)
was -4.0%
is now -8.9%
was 3.0%
is now 1.2%

Cost per available seat
mile
excluding fuel
8.73¢
8.52¢
8.33¢
7.92¢
7.0¢
7.5¢
8.0¢
8.5¢
9.0¢
2001
2002
2003
2004
2005
2006
7.81¢
2007
Continuous
improvement
2008
target
7.50¢
Continued control of non-fuel unit costs

Cash as a % of Revenues
Q1 ‘08
Note: Calculated using unrestricted cash and short-term investments at March 30, 2008 divided by revenue for the 12 months ended March 30, 2008.
Alaska Air Group had $990 million in cash as of the date of this filing.
Sources of additional
 liquidity
• $185 million line of credit
• $172 million maximum pre-
 delivery payment facility
• 10 unencumbered aircraft,
 including B737-800s and Q400s
• Unencumbered real estate
• Spare parts
• Forward sale of miles
Source: Company earnings releases and 10Qs as of Q1 2008 Psundaresan/JSchaefer
Strong cash position and
multiple sources of liquidity

Alaska Air Group Adjusted Debt-to-Capitalization - Q1 2008
Source: Company Earnings Releases; AAG Board Deck PSundaresan
Relatively low leverage

1 Totals are annualized or estimated from Jet or heating oil positions. Assumes a heating oil crack spread of
 41¢/gal and a jet fuel crack spread of 60¢/gal.
2 Values shown are crude oil equivalents.
3 2008 column reflects fuel hedge data for Q2-Q4 2008.
2008
2009
Hedged $/BBL2
 70% $51
 50% $76
 34% $90
 50% $99
 30% $75
 31% $84
  9% $92
 40% $102
 30%  $104
 25% $90
Hedged $/BBL2
 55%  $51
 28% $104
 - -
 20% $97
 - -
 2% $95
 - -
 10%  $86
 - -
 - -
Southwest
Alaska
jetBlue1
AirTran1
American
US Airways1
Continental1
Delta1
Northwest
United1

Source: Public Data, Bloomberg
Air Group has the second best hedge
position in the industry
3

Source: 10K reports as of Dec. 31, 2007
December 2008
737-800
46
737-700
20
737-900
12
737-400
38
All-737 Fleet
116 aircraft
Average fleet age (years)
An all-737 fleet by September

• Alaska Domestic Mission Rules
• 1,000 statute miles
• Nominal fuel burn
• Pax/Bag weight = 220 lb
• 100% load factor
Better
Fuel gallons per passenger
Source: The Boeing Company
Alaska’s aircraft most
fuel-efficient in operation today

~50 aircraft
December 2009
Q400
~50
Q200
Q200
16
16
70 aircraft
CRJ 700
21
Q400
33
December 2007
Moving to Q400 single type fleet by 2010

For our customers:
 • Fast
 − 415 mph cruise speed
 − Pure jet block times @ 500 miles
 • Quiet and comfortable
 • Prop and ANVS technology
For our business plan:
 • Cost-efficient
 − Best economics of any regional
 aircraft
 • Flexible/High Performance
 − Airfield access
 − Low-visibility technology
For the environment:
 • Fuel-efficient, quieter, greener
Source: Bombardier
The Q400:
The right aircraft at the right time

• 400 statute miles
• 100% load factor
Better
Fuel gallons per passenger
Source: Bombardier
Horizon’s aircraft are among the
most fuel-efficient

Guadalajara
Orlando
Loreto
Chicago
Palm Springs
San Diego
Las Vegas
Phoenix
Tucson
Cancun
Vancouver
Lihue
Lihue
Honolulu
Honolulu
Miami
Washington, D.C.
Boston
New York
(Newark)
Dallas/Ft Worth
Denver
Spokane
Reno
Sacramento
Boise
San Jose
Oakland
Nome
Barrow
Kotzebue
Bethel
Sitka
Fairbanks
Juneau
Petersburg
Wrangell
Yakutat
Glacier Bay/
Cordova
Gustavus
Ketchikan
Partners drive additional revenue
to AAG from international points;
big opportunity in Asia
Partners drive additional revenue
to AAG from international points;
big opportunity in Asia
Japan/Asia
Northwest
Cathay
Ontario
Burbank
Orange County
Long Beach
Los Angeles Int'l
Seattle
Portland
San Francisco Int'l
Caribbean/South America
American
Europe/Middle East/Africa
Northwest/KLM
Air France
British
South America
Lan
Australia/New Zealand
Qantas

2008
3rd
4th
10th
12th
17th
19th
5th
Greatly improved on-time performance

Alaska Air Group is well prepared
to weather the storm
• Conservative balance sheet with good liquidity
• Young, fuel-efficient, simple fleets
• Strong fuel hedge portfolio
• Good progress with cost reduction
• Strong network of code-share partners,
 poised to benefit from Trans-Pac growth
• Management team committed to strong
 financial position and performance
• Reputation for outstanding customer service and
 industry-leading value